                                                               Exhibit 10(b)(ii)

                                                                  EXECUTION COPY







                            BORROWER PLEDGE AGREEMENT


                  PLEDGE AGREEMENT, dated December 30, 1997, made by THE ELDER-BEERMAN STORES CORP., an Ohio corporation (the "Borrower"), to Citibank, N.A., as agent for the financial institutions party to the Credit Agreement referred to below (in such capacity, the "Agent").


                              W I T N E S S E T H:

                  WHEREAS, the Borrower has entered into a Credit Agreement, dated as of December 30, 1997, with the financial institutions party thereto (the "Lenders") and the Agent (said Agreement, as it may be amended or otherwise modified from time to time, being the "Credit Agreement" and capitalized terms not defined herein but defined therein being used herein as therein defined); and

                  WHEREAS, the Borrower is the legal and beneficial owner of the shares of capital stock described in Schedule I hereto and issued by the issuers named therein (the "Pledged Shares") and the Indebtedness described in said Schedule and issued by The El-Bee Receivables Corp. to The El-Bee Chargit Corp. ("Chargit") and assigned by Chargit to the Borrower (the "Pledged Debt"); and

                  WHEREAS, it is a condition precedent under the Credit Agreement to the making of the Loans and the issuance of Letters of Credit that the Borrower shall have made the pledge contemplated by this Agreement;

                  NOW, THEREFORE, in consideration of the premises and to induce the Lenders to make the Loans and the Issuer to issue Letters of Credit, the Borrower hereby agrees with the Agent on behalf and for the ratable benefit of the Secured Parties as follows:

                  SECTION 1. PLEDGE. The Borrower hereby pledges to the Agent on behalf and for the ratable benefit of the Secured Parties, and grants to the Agent on behalf and for the ratable benefit of the Secured Parties a security inter est in, the following (the "Pledged Collateral"):

                       (i)  all of the Pledged Shares;

                      (ii) all additional shares of stock or other securities of any issuer of the Pledged Shares
                  from time to time acquired by the Borrower in any manner and all shares of stock or other securities of any Person who, after the date of this Agreement, becomes, as a result of any occurrence, a Subsidiary of the Borrower (any such shares being "Additional Shares");

                     (iii) the certificates representing the shares referred to in clauses (i) and (ii) above;

                      (iv)  all of the Pledged Debt;

                       (v) all notes or other instruments evidencing the
                  Indebtedness referred to in clause (iv) above; and

                      (vi) all dividends, cash, interest, instruments and other
                  property or proceeds, from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing.

                  SECTION 2. SECURITY FOR OBLIGATIONS. This Agreement secures and the Pledged Collateral is security for the full and prompt payment when due (whether at stated maturity, by acceleration or otherwise) of, and the performance of, the Obligations, whether now or hereafter existing and whether for principal, interest, fees, expenses or other wise.

                  SECTION 3. DELIVERY OF PLEDGED COLLATERAL. All certificates or instruments representing or evidencing the Pledged Collateral shall be delivered to and held by or on behalf of the Agent pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Agent. The Agent shall have the right, at any time in its discretion and without notice to the Borrower, to transfer to or to register in its name or in the name of any of its nominees any or all of the Pledged Collateral. In addition, the Agent shall have the right at any time to exchange certificates or instruments representing or evidencing any of the Pledged Collateral for certificates or instruments of smaller or larger denominations.

                  SECTION 4. REPRESENTATIONS AND WARRANTIES. The Borrower makes the following representations:

                  (a) The Pledged Shares (i) have been duly authorized and validly issued; (ii) are fully paid and non-assessable; and (iii) constitute 100% of the issued and outstanding shares of stock of the respective issuers thereof. The Pledged Debt has been duly authorized, authenticated or issued and delivered, and is the legal, valid and binding obligation of the issuers thereof, and is not in default.

                  (b) The Borrower is the legal and beneficial owner of the Pledged Collateral free and clear of any Lien, except for the Lien created by this Agreement.

                  (c) The pledge of the Pledged Shares and Pledged Debt pursuant to this Agreement creates a valid and perfected first priority security interest in the Pledged Collateral, in favor of the Agent on behalf and for the ratable benefit of the Secured Parties securing the payment of all of the Obligations.

                  (d) No consent, authorization, approval, or other action by, and no notice to or filing with, any Governmental Authority is required either
(i) for the pledge by the Borrower of the Pledged Collateral pursuant to this Agreement or for the due execution, delivery or performance of this Agreement by the Borrower, or (ii) for the exercise by the Agent of the voting or other rights provided for in this Agreement or of the remedies in respect of the Pledged Col lateral pursuant to this Agreement, except as may be required in connection with the disposition of the Pledged Collateral by laws affecting the offering and sale of securities generally.

                  (e) The issuers listed on Schedule I are the only direct Subsidiaries of the Borrower.

                  SECTION 5. FURTHER ASSURANCES, ETC. (a) The Borrower agrees that at any time and from time to time, at the cost and expense of the Borrower, the Borrower will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Agent may request, in order to perfect and protect the Lien granted or purported to be granted hereby or to enable the Agent to exercise and



                                                   3



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enforce its rights and remedies hereunder with respect to any Pledged
Collateral.

                  (b) The Borrower agrees to defend the title to the Pledged Collateral and the Lien thereon of the Agent against the claim of any other Person and to maintain and preserve such Lien until indefeasible payment in full of all of the Secured Obligations.


                  SECTION 6.  VOTING RIGHTS; DIVIDENDS; ETC.

                  (a) As long as no Event of Default shall have occurred and be continuing (or, in the case of subsection (a)(i) of this Section 6, as long as no notice thereof shall have been given by the Agent to the Borrower):

                           (i) The Borrower shall be entitled to exercise any
                  and all voting and other consensual rights pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement or any other Loan Document.

                           (ii) The Borrower shall be entitled to receive and
                  retain any and all dividends and interest paid in respect of the Pledged Collateral, other than any and all

                                    (A) dividends and interest paid or payable
                           other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Collateral,

                                    (B) dividends and other distributions paid
                           or payable in cash in respect of any Pledged Shares or Additional Pledged Shares in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus, and

                                    (C) cash paid, payable or otherwise
                           distributed in redemption of, or in exchange for, any Pledged Collateral,



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                  all of which shall be forthwith delivered to the Agent to hold as Pledged Collateral and shall, if received by the Borrower, be received in trust for the benefit of the Agent, be segregated from the other property or funds of the Borrower, and be forthwith delivered to the Agent as Pledged Collateral in the same form as so received (with any necessary indorsement).

                     (iii) The Agent shall execute and deliver (or cause to be
                  executed and delivered) to the Borrower all such proxies and other instruments as the Borrower may reasonably request for the pur pose of enabling the Borrower to exercise the voting and other rights which it is entitled to exercise pursuant to paragraph (i) above and to receive the dividends or interest payments which it is authorized to receive and retain pursuant to paragraph (ii) above.

                  (b) Upon the occurrence and during the continuance of an Event of Default:

                     (i) Upon notice by the Agent to the Borrower, all
                  rights of the Borrower to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 6(a)(i) above shall cease, and all such rights shall thereupon become vested in the Agent who shall thereupon have the sole right to exercise such voting and other consensual rights.

                      (ii) All rights of the Borrower to receive the dividends
                  and interest payments which it would otherwise be authorized to receive and retain pursuant to Section 6(a)(ii) above shall cease, and all such rights shall thereupon become vested in the Agent who shall thereupon have the sole right to receive and hold as Pledged Collateral such dividends and interest payments.

                     (iii) All dividends and interest payments which are
                  received by the Borrower contrary to the provisions of paragraph (ii) of this Section 6(b) shall be received in trust for the benefit of the Agent, shall be segregated from other funds of the Borrower and shall be forthwith paid over to the



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                  Agent as Pledged Collateral in the same form as so received
                  (with any necessary indorsement).

                      (iv) The Borrower shall, if necessary to permit the Agent
                  to exercise the voting and other rights which it may be entitled to exercise pursuant to Section 6(b)(i) above and to receive all dividends and distributions which it may be entitled to receive under Section 6(b)(ii) above, execute and deliver to the Agent, from time to time and upon written notice of the Agent, appropriate proxies, dividend payment orders and other instruments as the Agent may reasonably request. The foregoing shall not in any way limit the Agent's power and authority granted pursuant to Section 8 hereof.

                  SECTION 7. TRANSFERS AND OTHER LIENS; ADDITIONAL SHARES AND ADDITIONAL DEBT. (a) The Borrower agrees that it will not (i) sell or otherwise dispose of, or grant any option or warrant with respect to, any of the Pledged Collateral, or (ii) create or permit to exist any Lien upon or with respect to any of the Pledged Collateral, except for the Lien created pursuant to this Agreement.

                  (b) The Borrower agrees that it will (i) cause each issuer of the Pledged Shares not to issue any shares of stock or other securities in addition to or in substitution for the Pledged Shares, except, with the written consent of the Majority Lenders, to the Borrower, (ii) pledge here under, immediately upon its acquisition (directly or indirectly) thereof, any and all Additional Shares and any and all Additional Debt and (iii) promptly (and in any event within three Business Days) deliver to the Agent a Pledge Amendment, duly executed by the Borrower, in substantially the form of Schedule II hereto (a "Pledge Amendment"), in respect of the Additional Shares or Additional Debt, together with all certificates, notes or other instruments representing or evidencing the same. The Borrower hereby (i) authorizes the Agent to attach each Pledge Amendment to this Pledge Agreement, (ii) agrees that all Additional Shares and Additional Debt listed on any Pledge Amendment delivered to the Agent shall for all purposes hereunder constitute Pledged Shares and Pledged Debt, respectively and (iii) is deemed to have made, upon such delivery, the representations and warranties contained in Section 4 hereof with respect to such Pledged Collateral.



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                  SECTION 8. AGENT APPOINTED ATTORNEY-IN-FACT AND PROXY. The
Borrower hereby irrevocably constitutes and appoints the Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact and proxy with full irrevocable power and authority in the place and stead of the Borrower and in the name of the Borrower or in its own name, from time to time in the Agent's discretion, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute and deliver any and all documents and instruments which the Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, to receive, indorse and collect all instruments made payable to the Borrower representing any dividend, interest payment or other distribution or payment in respect of the Pledged Collateral or any part thereof, to give full discharge for the same, and to vote or grant any consent in respect of the Pledged Shares authorized by Section 6(b) hereof. The Borrower hereby ratifies, to the extent permitted by law, all that any said attorney shall lawfully do or cause to be done by virtue hereof. This power, being coupled with an interest, is irrevocable until the Secured Obligations are paid in full.

                  SECTION 9. AGENT MAY PERFORM. If the Borrower fails to perform any agreement contained herein, the Agent may itself perform, or cause performance of, such agreement, and the expenses of the Agent incurred in connection therewith shall be payable by the Borrower under Section 12 hereof and constitute Secured Obligations secured hereby.

                  SECTION 10. REASONABLE CARE. The Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if the Pledged Collateral is accorded treatment substantially equal to that which the Agent accords its own property, it being understood that neither the Agent nor any other Secured Party shall have responsibility for (i) ascertaining or taking action with respect to calls, conversions, ex changes, maturities, tenders or other matters relative to any Pledged Collateral, whether or not the Agent or any other Secured Party has or is deemed to have knowledge of any such matter, or (ii) taking any necessary steps to preserve rights against any Person with respect to any Pledged Collateral.




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                  SECTION 11. REMEDIES UPON DEFAULT. If any Event of Default
shall have occurred and be continuing:

                  (a) The Agent may exercise in respect of the Pledged Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party after default under the Uniform Commercial Code (the "Code") in effect in the State of New York at that time, and the Agent may also, without notice except as specified below, sell the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any office of the Agent or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Agent may deem commercially reasonable. The Borrower agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to the Borrower of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Agent shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. The Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. The Borrower hereby waives any claims against the Agent arising by reason of the fact that the price at which any Pledged Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if the Agent accepts the first offer received and does not offer such Pledged Collateral to more than one offeree.

                  (b) The Borrower recognizes that the Agent may be compelled, with respect to any sale of all or any part of the Pledged Collateral, to limit purchasers to those who will agree, among other things, to acquire such securities for their own account, for investment, and not with a view to the distribution or resale thereof. The Borrower acknowledges and agrees that any such sale may result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions and, notwithstanding such circumstances, agrees that any such sale shall be deemed to have been made in a commercially reasonable manner. The Agent shall be under no obligation to delay the sale of any of the Pledged Collateral for the period of time necessary to permit the Borrower to register



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such securities for public sale under the Securities Act of 1933, or under applicable state securities laws, even if the Borrower would agree to do so.

                  (c) If the Agent determines to exercise its right to sell any or all of the Pledged Collateral, upon written request, the Borrower shall, from time to time, furnish to the Agent all such information as the Agent may request in order to determine the number of shares and other instruments included in the Pledged Collateral which may be sold by the Agent as exempt transactions under the Act and rules of the SEC thereunder, as the same are from time to time in effect.

                  (d) Any cash held by the Agent as Pledged Collateral and all cash proceeds received by the Agent in respect of any sale of, collection from, or other realization upon all or any part of the Pledged Collateral shall be applied by the Agent:

                  First, to the payment of the costs and expenses of such sale, including, without limitation, reasonable expenses of the Agent and its agents including the fees and expenses of its counsel, and all expenses, liabilities and advances made or incurred by the Agent in connection therewith or pursuant to Section 9 hereof;

                  Next, to the Secured Parties, PRO RATA, for the payment in full of the Secured Obligations; and

                  Finally, after payment in full of all of the Secured Obligations, to the payment to the Borrower, or its successors or assigns, or to whomsoever may be lawfully entitled to receive the same as a court of competent jurisdiction may direct.

                  SECTION 12. EXPENSES. The Borrower will upon demand pay to the Agent the amount of any and all reasonable expenses, including, without limitation, the reasonable fees and expenses of the Agent's counsel and of any experts and agents, which the Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody or preservation of, sale of, collection from, or other realization upon, any of the Pledged Collateral, (iii) the exercise or enforcement of any of the rights and remedies hereunder of the Agent and the Secured Parties, or (iv) the failure by



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the Borrower to perform or observe any of the provisions hereof.

                  SECTION 13. SECURITY INTEREST ABSOLUTE. All rights of the Agent and security interests hereunder, and all obligations of the Borrower hereunder, shall be absolute and unconditional irrespective of:

                       (i) any lack of validity or enforceability of any
                  provision of the Credit Agreement, the Notes or any other Loan Document or any other agreement or instrument relating thereto;

                      (ii) any change in the time, manner or place of payment
                  of, or in any other term of, or any increase in the amount of, all or any of the Secured Obligations, or any other amendment or waiver of any term of, or any consent to any departure from any requirement of, the Credit Agreement, the Notes or any other Loan Document;

                     (iii) any exchange, release or non-perfection of any Lien
                  on any other collateral, or any release or amendment or waiver of any term of any guaranty of, or consent to departure from any requirement of any guaranty of, all or any of the Secured Obligations; or

                      (iv) any other circumstance which might otherwise
                  constitute a defense available to, or a discharge of, a borrower or a pledgor.

                  SECTION 14. AMENDMENTS, ETC. No amendment or waiver of any provision of this Agreement nor consent to any departure by the Borrower herefrom shall in any event be effective unless the same shall be in writing, approved by the Majority Lenders and signed by the Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

                  SECTION 15. ADDRESSES FOR NOTICES. All notices and other communications provided for hereunder shall be in writing (including telegraphic, telex, telecopy or cable communication) and mailed, telegraphed, telexed, telecopied, cabled or delivered by hand, if to the Borrower any Secured Party, addressed to the Borrower or such Secured Party, as the case may be, at its address specified in the Credit



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Agreement, or, as to each party, at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section. All such notices and other communications shall, when mailed, telegraphed, telexed, telecopied, cabled or delivered, be effective when deposited in the mails, delivered to the telegraph company, confirmed by telex answerback, telecopied with confirmation of receipt, delivered to the cable company or delivered by hand to the addressee or its agent, respectively.

                  SECTION 16. CONTINUING SECURITY INTEREST; TRANS FER OF NOTES OR OBLIGATIONS. This Pledge Agreement shall create a continuing security interest in the Pledged Collateral and shall (i) remain in full force and effect until payment in full of the Obligations, (ii) be binding upon the Borrower, its successors and assigns, and (iii) inure, together with the rights and remedies of the Agent hereunder, to the benefit of and be enforceable by the Secured Parties and their respective successors, transferees and assigns. Without limiting the generality of the foregoing clause (iii), any Lender may assign or otherwise transfer any Note held by it or Obligation owing to it to any other Person, and such other Person shall thereupon become vested with all the rights in respect thereof granted to such Lender herein or otherwise with respect to such of the Notes or Obligations so transferred or assigned, subject, however, to compliance with the provisions of Section 10.7 of the Credit Agreement in respect of assignments. Upon the payment in full (after the Termination Date) of the Obligations, the Borrower shall be entitled to the return, upon its request and at its expense, of such of the Pledged Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof.

                  SECTION 17. GOVERNING LAW; SEVERABILITY; TERMS. This Agreement shall be governed by, and be construed and interpreted in accordance with, the law of the State of New York. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity and without invalidating the remaining provisions of this Agreement. Unless otherwise defined herein or in the Credit Agreement, terms defined in Article 9 of the Uniform Commercial Code as in



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effect in the State of New York are used herein as therein defined.

                  SECTION 18. WAIVER OF JURY TRIAL. The Borrower waives any right it may have to a trial by jury in respect of any litigation based on, or arising out of, under or in connection with, this Agreement or any other loan document, or any course of conduct, course of dealing, verbal or written statement or other action of any loan party or any secured party.

                  SECTION 19. SECTION TITLES. The Section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not part of this Agreement.




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                  IN WITNESS WHEREOF, the Borrower has caused this Agreement to be duly executed and delivered by its duly authorized officer on the date first above written.

                                     THE ELDER-BEERMAN STORES CORP.



                                       By:
                                          --------------------------------------
                                            Title:

Accepted and Acknowledged:


CITIBANK, N.A., as Agent


By:
   ------------------------
         Title:

                     SCHEDULE I TO BORROWER PLEDGE AGREEMENT


         Attached to and forming a part of that certain Pledge Agreement, dated December 30, 1997, by The Elder-Beerman Stores Corp. to Citibank, N.A., as Agent.

                                    Class              Stock Certificate        Par               Number
Stock Issuer                        of Stock           No(s).                   Value             Of Shares
-------------                       --------           -----------------        -----             ----------
1. The El-Bee Chargit Corp.         common                 5                    none                6,000

2. The Bee-Gee Shoe Corp.           common                 1                    none                  100





                                                                                                    Original
                                    Description                               Final                Principal
Debt Issuer                         of Debt                                  Maturity               Amount
-----------                         -----------                              --------               ------
The El-Bee                          Subordinated Note No. 1                 12/30/17
Receivables Corp.

                    SCHEDULE II TO BORROWER PLEDGE AGREEMENT

                                PLEDGE AMENDMENT
                                ----------------


                           This Pledge Amendment, dated             , 1997, is
         delivered pursuant to Section 7 of the Pledge Agreement referred to below. The undersigned hereby agrees that this Pledge Amendment may be attached to the Pledge Agreement, dated December 30, 1997, between the undersigned and Citibank, N.A., as Agent on behalf of and for the ratable benefit of the Secured Parties referred to therein and that the Additional Shares listed on this Pledge Amendment shall be and become part of the Pledged Collateral referred to in the Pledge Agreement and shall secure all Secured Obligations of the undersigned. The terms defined in the Pledge Agreement or Credit Agreement are being used herein as therein defined.

                                               THE ELDER-BEERMAN STORES CORP.



                                                By:
                                                   -----------------------------
                                                    Title:



                 Class             Stock Certificate     Par      Number
Stock Issuer     of Stock          No(s).                Value    of Shares
------------     --------          -----------------     -----    ----------





                                                      Original
                 Description    Final                 Principal
Issuer           of Debt        Maturity               Amount
------           -----------    ---------             ---------




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